UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  February 23, 2010

ONEBEACON INSURANCE GROUP, LTD.

(Exact name of registrant as specified in its charter)

Bermuda	1-33128	98-0503315
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

601 Carlson Parkway

Minnetonka, Minnesota  55305

(Address of Principal Executive Offices) (Zip Code)

(952) 852-2431

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02(b)                    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Resignation of Director

Effective February 24, 2010, Robert R. Lusardi resigned from the Board of Directors of OneBeacon Insurance Group, Ltd. (the “Company”).

Departure of Named Executive Officer

On February 23, 2010, the Compensation Committee (the “Committee”) of the Board of Directors of the Company affirmed that the position of Senior Vice President-Commercial Lines, OneBeacon Insurance Company (“OBIC”), held by Andrew C. Carnase, is being eliminated as a result of the sale by the Company of the renewal rights to its non-specialty Commercial Lines business on December 3, 2009. Accordingly, Mr. Carnase will be leaving the Company effective as of March 26, 2010.  Mr. Carnase will receive the separation and other payments described below in connection with the elimination of his position.

ITEM 5.02(e)                    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Named Executive Officer Compensation

On February 23, 2010, the Committee approved various elements of compensation with respect to the executive officers of the Company to be named in the Company’s 2010 Proxy Statement (“named executive officers”).  The Committee set annual salaries, approved annual bonuses pursuant to the Management Incentive Plan (“MIP”), approved payments under the 2010 retention awards and various long-term incentive plans, and approved awards under the 2010-2012 performance cycle of the Company’s Long-Term Incentive Plan, all as described in more detail below.  For a complete description of the Company’s compensation plans with respect to its named executive officers, please refer to the Company’s Proxy Statement dated April 20, 2009 as filed with the Securities and Exchange Commission (the “2009 Proxy Statement”).

Annual Base Salary

Annual base salaries for the named executive officers for 2010 are unchanged from 2009 except that Kevin J. Rehnberg, Executive Vice President—Specialty Lines, OBIC, received a salary increase of $50,000 to $450,000.  The annual base salary of Bradford W. Rich, Senior Vice President and General Counsel of the Company, is $375,000.

Annual Bonus Program

The Committee approved annual bonuses to be paid to each of the Company’s named executive officers under the Company’s annual bonus program, or MIP. The 2009 MIP is described in more detail in the 2009 Proxy Statement and is filed as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009 and filed with the Securities and Exchange Commission on February 26, 2010 (the “2009 10-K”). The annual bonuses approved with respect to 2009 are as follows: T. Michael Miller, President and Chief Executive Officer - $468,800; Paul H. McDonough, Senior Vice President and Chief Financial Officer - $234,375; Mr. Rehnberg - $298,000; Mr. Carnase - $250,000; and Mr. Rich - $284,000.

The 2010 MIP targets remain unchanged from 2009.  Mr. Rich’s MIP target is 50% of his annual base salary.  The 2010 MIP is substantially similar to the 2009 MIP described in the 2009 Proxy Statement and filed as an exhibit to the 2009 10-K.

Long-Term Incentive Awards

2007-2009 Performance Cycle Award Payouts. The Committee approved performance at 14.2% of target for the 2007-2009 performance share awards resulting in the following payouts to the applicable named executive officers:  Mr. Miller - $353,627; each of Messrs. McDonough, Rehnberg and Carnase - $70,725; and Mr. Rich - $61,885.

Retention Awards.  In February 2009, the Committee granted cash retention awards to the named executive officers as follows: Mr. Miller - $3,000,000 per year for each of 2010 and 2011; Mr. McDonough - $750,000 per year for each of 2010 and 2011; each of Messrs. Rehnberg and Carnase - $1,000,000 per year for each of 2010 and 2011; and Mr. Rich - $500,000 per year for each of 2010 and 2011. In each case, the first award vested in February 2010 and the second is scheduled to vest in February 2011.  The Committee approved payments under each award that vested in February 2010 as follows:  Mr. Miller - $2,646,373; Mr. McDonough - $679,275; each of Messrs. Rehnberg and Carnase - $929,275; and Mr. Rich - $438,115.  In light of the payments under the 2007-2009 performance share plan, the Committee reduced the amount of payments under the retention awards that vested in February 2010.

2010-2012 Performance Cycle Grants. At the same meeting, certain of the named executive officers were granted target performance share and performance unit awards for the 2010-2012 performance cycle as follows: Mr. Miller - 107,481 shares and 25,000 units; Mr. McDonough - 19,347 shares and 4,500 units; Mr. Rehnberg - 19,347 shares and 10,500 units; and Mr. Rich - 9,028 shares and 4,900 units. Performance against the target governing the performance shares and units will be confirmed by the Committee following the end of 2012 and the number of performance shares and units actually awarded at that time can range from 0% to 200% of the target number granted.  The target performance goal for the performance share plan has been set at 12% per year growth in book value per share, adjusted for dividends.  The target performance goal for the performance unit plan has been set at a 95% average adjusted economic combined ratio.  The average adjusted economic combined ratio is the GAAP combined ratio adjusted to include sources of non-underwriting income or expense that are not included in the GAAP combined ratio but relate to operating performance of the Company, including but not limited to management or other fees and gains/losses from the sale of any business or entity. Each unit has a value of $100.

Payments to Mr. Carnase.  In addition to the amounts described above, the Committee approved a separation payment of $1.2 million for Mr. Carnase, representing two times his annual base salary and annual bonus at target.  In accordance with the change in control terms of the 2007 Long-Term Incentive Plan and the retention award agreement, respectively, the Committee also approved the payout in June 2010 of Mr. Carnase’s outstanding long-term performance awards and his retention award scheduled to vest in February 2011.  Pursuant to the terms of the 2007 Long-Term Incentive Plan, Mr. Carnase is entitled to receive payment in settlement of 45,491 2008-2010 performance shares, 4,375 2009-2011 performance shares and 8,815 2009-2011 performance units, representing a pro-rated portion of those awards at target.  Mr. Carnase is entitled to receive payment in settlement of 6,256 restricted stock units, representing 100% of his outstanding units at target, in accordance with the terms of the award.  Stock options to purchase 74,087 Class A common shares with an exercise price of $27.97 per share will immediately vest and be exercisable for thirty days following the date of Mr. Carnase’s departure.

Final payment amounts with respect to the 2008-2010 and 2009-2011 performance shares will be based on the greater of the price of one class A common share of the Company, including compounded dividends in the case of the 2009-2011 performance shares, on the date of Mr. Carnase’s departure or December 31, 2009, the date of the change in control.  The final payment amount with respect to the restricted stock units will be based on the price of one class A common share of the Company, including accumulated dividends, on the date that is six months from Mr. Carnase’s departure date.  A description of the change in control terms of the 2007 Long-Term Incentive Plan is included in the Company’s 2009 Proxy Statement.  The Company will file an amendment to this Form 8-K within four business days of the calculation of the final payment amounts.

ITEM 9.01                                       FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 10.1                                    Form of OneBeacon Insurance Group, Ltd. Long-Term Incentive Plan 2010-2012 Performance Share Grant

Exhibit 10.2                                    Form of OneBeacon Insurance Group, Ltd. Long-Term Incentive Plan 2010-2012 Performance Unit Grant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONEBEACON INSURANCE GROUP, LTD.

Date: March 1, 2010
	By:	/s/ Jane E. Freedman
Jane E. Freedman
Secretary